UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01  Other Events.

Progress Energy, Inc. ("Progress Energy") and Duke Energy Corporation ("Duke Energy") issued a joint press release today announcing that the Securities and Exchange Commission has declared effective the Registration Statement on Form S-4 concerning the agreement and plan of merger between Duke Energy and Progress Energy. The joint proxy statement/prospectus contained in the registration statement will be mailed to Progess Energy and Duke Energy shareholders of record as of the close of business on July 5, 2011. Progress Energy and Duke Energy have scheduled special meetings on August 23, 2011 for shareholders to vote on the companies’ proposed merger announced on January 10, 2011. A copy of this release is being filed as Exhibit 99.1 to this Form 8-K.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)	EXHIBITS.

99.1 Joint Press Release of Progress Energy, Inc. and Duke Energy Corporation, issued July 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ Holly H. Wenger
Holly H. Wenger
Assistant Secretary

Date:  July 7, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Joint Press Release of Progress Energy, Inc. and Duke Energy Corporation, issued July 7, 2011.